SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income:
Interest on cash equivalents, short-term deposits and restricted cash	$ 3,710	$ 980	$ 315
Other	46	18	611
Total financial income	3,756	998	926
Expenses:
Interest with respect to loan and credit facility	(232)	0	0
Exchange rate differences, net	(35)	(2,019)	(543)
Bank charges including guarantees	(1,581)	(1,752)	(1,986)
Revaluation of investment in a convertible debt	(1,401)	0	0
Other	(398)	(45)	(119)
Total financial expenses	(3,647)	(3,816)	(2,648)
Total financial income (expenses), net	$ 109	$ (2,818)	$ (1,722)